UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2020

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, and “our” refer to Service Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

On June 1, 2020, we entered into a letter agreement with respect to certain matters related to our combination management agreement, or the management agreement, with InterContinental Hotels Group, plc and certain of its subsidiaries, or IHG, pursuant to which IHG manages 102 of our hotels. Among other things, the letter agreement provides that IHG will not be required to maintain a minimum security deposit during the period from March 1, 2020 through December 31, 2021 and will be required to maintain a minimum security deposit of $8 million during the period from January 1, 2022 through December 31, 2022 and $20 million during the period from January 1, 2023 through December 31, 2023. Beginning January 1, 2024, IHG’s minimum security deposit will return to $37 million. During each of such periods, IHG is required to pay any shortfalls in the minimum returns due to us if the security deposit is depleted or does not meet the specified minimum amount. In addition, the letter agreement provides that, during the period from March 1, 2020 through September 30, 2020, IHG is not required to deposit any amounts into its FF&E reserve with respect to certain of our hotels that it manages.

The foregoing description of the letter agreement is not complete and is subject to and qualified in its entirety by reference to the letter agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Letter Agreement, dated as of June 1, 2020, among Service Properties Trust, HPT IHG PR, Inc., HPT State Street TRS LLC, HPT TRS IHG-2 Inc., HPT TRS State Street LLC, IHG Management (Maryland) LLC, InterContinental Hotels Group (Canada), Inc., InterContinental Hotels Group Resources, Inc., InterContinental Hotels (Puerto Rico), Inc., KHRG Allegro, LLC, KHRG State Street, LLC and Kimpton Hotel & Restaurant Group, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Date: June 1, 2020